Second Quarter 2024 Earnings July 25, 2024 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets, including the impact on the carrying value of our assets in all of the markets where we operate; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; our efforts to execute our transformation plan and achieve the anticipated benefits and savings; our ability to remediate existing material weakness in internal control over financial reporting and maintain effective internal control over financial reporting and disclosure controls and procedures; economic and political stability in the United States and international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; our ability to protect and enforce our intellectual property, trade secrets and other forms of unpatented intellectual property; geopolitical conditions and other risks associated with our international operations; risks related to our indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2023, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. This investor presentation includes certain non-GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated July 25, 2024, announcing results for the quarter ended June 30, 2024,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission on July 25, 2024. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

3@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Second quarter 2024 highlights1 OneTru platform and product strategy2 Second quarter 2024 financial results 3 Third quarter and full-year 2024 guidance 4

4@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. *Revenue growth figures referenced above are organic constant currency. Second quarter 2024 highlights International revenue grew double digits* for 13th straight quarter. Double- digit growth in 5 of 6 regions, led by India U.S. Markets revenue +6% led by mortgage and Emerging Verticals; Financial Services volumes stable Organic constant currency revenue +8%, +4% excluding mortgage Exceeded guidance on revenue, Adjusted EBITDA and Adjusted Diluted EPS Prepaid $80M in debt and refinanced term loans to extend maturity For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

OneTru / platforms

Modernizing our technology and product platforms to accelerate innovation and drive cost savings

Product Suites and Brands

Technology Platforms


Customers
TruVision.
Risk Management
TruAudience.
Marketing
TruValidate.
Fraud Prevention
TruIQ.
Advanced Analytics
TruEmpower.
Consumer Engagement
TruLookup.
Investigations
TruContact.
Communications
Data Management
Identity
OneTru
Solutions Enablement Platform
Analytics
Delivery
Hybrid multi-cloud
aws
Private
OneDev
Infrastructure Operating System
Common global services
(e.g., security, compliance, developer tools)

Consolidate disparate point solutions into **integrated product suites**

Centralized data and intelligence hub to **accelerate innovation**

Standardized development tools and infrastructure to **drive cost savings**

© 2024 TransUnion LLC All Rights Reserved

5

OneTru / platforms

OneDev rationalizes our technology foundation and provides standard developer tools for productivity and savings

OneDev
Infrastructure
Operating System

Hybrid multi-cloud

aws ⊕ ⊕ **Private**

- Provides a hybrid multi-cloud infrastructure to support different workloads and prevent supplier lock-in
- Enables data center consolidation and eliminates unnecessary technology variations

Common global services

CIS Critical Controls | ISO 27001:2022 CERTIFIED | SOC 2 TYPE 2 | PCI DSS

- Standardizes common software development utilities such as data security, compliance, and developer toolsets
- Improves developer experience through unified operational control plane and self-service in cloud
- Rationalizes third-party software spend and legacy technology costs

© 2024 TransUnion LLC All Rights Reserved

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© 2024 TransUnion LLC All Rights Reserved 7 OneTru standardizes and centralizes the enabling components of our solutions to accelerate innovation and drive growth OneTru / platforms Data Management Identity Analytics Delivery OneTru Solutions Enablement Platform • Integrates our data assets in credit, risk, marketing and fraud mitigation into a unified storage environment • Links and matches all our offline and online data for a consistent view of consumer identity across our solutions suites • Utilizes common, next-generation analytic tools, including AI and machine learning, to generate actionable insights • Leverages consistent and configurable technology for seamless delivery to customers, enabling easier upgrade and cross-sell of solutions

OneTru / platforms

Leveraging the OneTru platform, our solutions are being integrated into end-to-end product suites

Product Suites

- TruVision – Risk Management
- TruAudience – Marketing
- TruValidate – Fraud Prevention
- TruIQ – Advanced Analytics
- TruEmpower – Consumer Engagement
- TruContact – Communications
- TruLookup – Investigation

Focus Areas

- Consolidate disparate point solutions into integrated suites of related functionality
  - Serve client needs more holistically
  - Clarify product development and branding after years of acquisitions
- Improve product quality, time-to-market, and innovation
- Leverage consumer identity resolution competency to expand beyond credit/risk into marketing and fraud mitigation

© 2024 TransUnion LLC All Rights Reserved

8

9@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. OneTru will power next generation of growth in TruValidate fraud mitigation 46.0% 60.5% 0% 20% 40% 60% 80% 100% 31% higher fraud catch Fr au d D et ec tio n R at e What percentage of all fraud is identified? 48,094 12,024 - 10,000 20,000 30,000 40,000 50,000 60,000 Al er t Vo lu m e 75% fewer transactions being flagged as fraud How many transactions get flagged as suspicious? Consolidated onto OneTruCurrent TU Offerings • Consolidating fraud data and analytics onto OneTru materially increases fraud detection while dramatically reducing false positives • Positive feedback from beta tests with select customers • First general release available later this summer • Approximately $300 million fraud revenue* against a multi-billion-dollar addressable market Consolidated onto OneTru*Fraud revenue as of FY 2023 Current TU Offerings Results in charts based on internal analysis.

TruVision

FactorTrust re-platformed on OneTru as proof of concept before U.S. and India credit bureau migrations

- **Modernizing FactorTrust** short-term lending online, batch and analytics services on OneTru
- Batch processing times reduced from 24 hours to 1 hour
- Enhanced data attributes and faster model upgrades enable material uplift over current predictive models
- Short-term lending data now available across TruIQ analytics suite
- Proving OneTru foundation for credit services before migration of U.S. and India systems in 2025

K-S Lift* of new FactorTrust attributes and models vs. what customers use today


Short-term installment loan
+26%
Traditional subprime installment loan
+13%

**K-S statistic is a common metric in credit risk modeling to evaluate a model's ability to discriminate between high-risk and low-risk borrowers. Results in charts based on internal analysis comparing new FactorTrust attributes and models vs. prior generations.*

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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11@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Consolidated second quarter 2024 highlights For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $1,041 8% Organic Constant Currency Revenue 8% Adjusted EBITDA $377 11% Adjusted EBITDA Margin 36.2% 115bps Adjusted Diluted EPS $0.99 15% • Organic constant currency revenue growth of +8%, or +4% excluding mortgage Q2 2024 Results

12@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. U.S. Markets second quarter 2024 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • U.S. Financial Services organic revenue growth ex- mortgage -2% − Card & Banking -2% − Consumer Lending -3% − Auto +3% − Mortgage +53%, compared to inquiries down -11% • Emerging Verticals growth led by Insurance, Public Sector, Tech, Retail and E- Commerce and Media • Consumer Interactive declined -1% due to direct channel; indirect growth led by breach Reported ($M) Reported Y/Y FX Impact Organic Constant Currency Revenue $809 6% – 6% Financial Services 359 11% – 11% Emerging Verticals 308 4% – 4% Consumer Interactive 142 (1)% – (1)% Adjusted EBITDA $316 9% – 9% Q2 2024 Results

13@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. International second quarter 2024 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • India (+27%) driven by consumer, commercial, marketing and direct-to- consumer • Canada (+12%) from share gains and broad-based strength • U.K. (+4%) gradual volume improvement in banking and FinTech • Latin America (+13%) with double-digit growth in Colombia and Brazil Reported ($M) Reported Y/Y FX Impact Organic Constant Currency Revenue $235 13% (1)% 14% Canada 39 10% (2)% 12% Latin America 34 14% 1% 13% U.K. 57 5% 1% 4% Africa 16 9% (1)% 10% India 64 25% (2)% 27% Asia Pacific 26 13% (1)% 14% Adjusted EBITDA $101 16% (1)% 17% *Revenue growth figures referenced above are organic constant currency. Q2 2024 Results

14@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Roughly $5.2 billion of debt and $543 million cash at quarter-end • $80 million debt prepayment in Q2; plan to make further prepayments in 2024 • Completed refinancing of Revolving Credit Facility, Term Loan A and portion of Term Loan B-5 to extend maturity profile and reduce interest expense 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. Total debt is netted for deferred financing fees / original issue discount. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Excess cash targeted for debt prepayment Leverage Ratio1 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x 3.6x 3.3x Low-3x Range <3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2 2024 YE 2024 Target Q2 2024 Results

15@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Reported Revenue: $1,044M to $1,060M +8% to +9% M&A contribution: No impact FX contribution: <0.5pt. headwind Organic Constant Currency Revenue: +8% to +10% Mortgage impact: ~2pt. benefit Organic CC Revenue ex. Mortgage: +6% to +8% Adjusted EBITDA: $367M to $380M +3% to +7% FX contribution: Insignificant EBITDA margin: 35.2% to 35.8% EBITDA margin bps change: ~(160)bps to ~(90)bps Adjusted Diluted EPS: $0.97 to $1.02 +6% to +12% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Revenue Third quarter 2024 guidance • Assumes similar lending and marketing trends to H1 2024 • Large breach wins add ~4.5% to growth rate Adjusted EBITDA • Strong underlying margin expansion, offset by: – (80)bps drag from lower margin breach wins – (100)bps+ impact from normalized incentive comp vs. low levels in Q3 2023 Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Financial Guidance

16@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Organic Growth Assumptions • Guidance raise driven by Q2 outperformance and recent breach remediation wins • U.S. mortgage: Expect ~50% revenue growth based on 5%+ inquiry decline – Expect inquiries to be down ~5 percent in H2 – U.S. mortgage was ~9% of LTM revenues Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2024 revenue guidance Reported Revenue: $4.098B to $4.138B +7% to +8% M&A contribution: No impact FX contribution: Insignificant Organic Constant Currency Revenue: +7% to +8% Mortgage impact: ~3pt. benefit Organic CC Revenue ex. Mortgage: +4% to +5% Assumptions • U.S. Markets up mid-single digit (up low-single digit excluding mortgage) – Financial Services up low-double digit (up low-single digit excluding mortgage) – Emerging Verticals up low-single digit – Consumer Interactive up low-single digit • International up low-double digit (constant-currency) Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Financial Guidance

Financial Guidance

Full-year 2024 Adjusted EBITDA, Adjusted Diluted EPS and other guidance

Adjusted EBITDA: $1.455B to $1.485B	**+8% to +11%**
FX contribution:	*Insignificant*
Adjusted EBITDA margin:	***35.5% to 35.9%***
Adjusted EBITDA margin bps change:	*+40bps to +80bps*
Adjusted Diluted EPS: $3.78 to $3.90	**+12% to +16%**
Adjusted Tax Rate: ~22.5%	
Total D&A: ~$530M	
D&A ex. step-up from 2012 change in control and subsequent acquisitions: **~$245M**	
Net Interest Expense: ~$250M	
CapEx: ~9% of revenue	

The adjusted tax rate guidance of ~22.5% reflects expected full year GAAP effective rate of ~21.8% plus the elimination of discrete adjustments and other items totaling ~0.7%.
For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

Notes

- Anticipate using excess cash for debt prepayment; however, guidance assumes no further debt prepayment
- One-time costs related to transformation program expected to total ~$200M in 2024 ($76M year-to-date)

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Financial Guidance

2024 revenue and Adjusted EBITDA guidance raise bridge


Revenue Guidance
+6.5%
Growth
$4,083M
~$15M
~$40M
No Change
+8.0%
Growth
$4,138M
Prior 2024F Revenue (High End)
Q2 Beat
Breach Wins Impact
H2 2024 Revision Ex-Breach
Current 2024F Revenue (High End)


Adjusted EBITDA Guidance
36.1%
Margin
$1,475M
~0bps
~$5M
~(20bps)
~$5M
No Change
35.9%
Margin
$1,485M
Prior 2024F Adj. EBITDA (High End)
Q2 Beat
Breach Wins Impact
H2 2024 Revision Ex-Breach
Current 2024F Adj. EBITDA (High End)

Revenue growth figures referenced above are organic constant currency; Margin figures referenced above are Adjusted EBITDA Margin
For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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19@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Achieved key milestones on transformation, reinforcing confidence in delivering against financial commitments Exceeded Q2 guidance for revenue, Adjusted EBITDA and Adjusted Diluted EPS Raising 2024 guidance, now expect 7% to 8% revenue growth Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

20@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Q&A

21@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Appendices and Non-GAAP Reconciliations

22@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. U.S. Markets revenue composition (FY 2023) Financial Services: ~$1.2B Emerging Verticals: ~$1.2B Consumer Interactive: ~$0.6B Card & Banking 35% Consumer Lending 23% Mortgage 22% Auto 20% Insurance 25% Tech, Retail & E- Commerce 22%Tele- Communications 20% Media 14% Tenant & Employment Screening 7% Collections 6% Public Sector 5% Direct 33% Indirect 67% Note: ~1% of revenue in administrative/other

Our next phase of transformation to reduce costs and accelerate innovation

Programs

- **Optimize operating model**
  - Expand Global Capability Center (GCC) network and drive further work centralization, standardization and automation
  - ~10% of workforce impacted between role elimination and relocation to GCCs

- **Modernize technology capabilities**
  - Complete cloud transformation and pivot to modernization
  - Consolidate onto common solutions enablement platform (OneTru), leveraging Neustar's proven data management, analytic and identity strengths
  - Rationalize foundational infrastructure (OneDev)

Expected Benefits

- **~ $200M free cash flow benefit by 2026**
  - $120-140M of operating expense savings; at least $65M realized in 2024
  - Capex ~9% of revenues in 2024, falling to 6% by 2026 or $70-80M* reduction
  - $355-375M expected one-time expenses to capture benefits, including $65M already budgeted for Project Rise
  - $78M one-time expenses in 2023; ~$200M expected in 2024 ($76M year-to-date)
- **Faster innovation at lower cost**
  - Platforms for solutions enablement and infrastructure shorten product development times

*Based on capex reduction from 8% of revenues to 6% on 2023 revenue base

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

23

@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 24 Debt profile and 2024F interest expense bridge Debt Profile (06/30/24) 2024F Interest Expense Bridge Notional ($B) Expiry Rate Term Loan Tranche Term Loan A-4 1.3 Jun’29 SOFR + 1.50% Term Loan B-5 0.6 Nov’26 SOFR + CSA + 1.75% Term Loan B-7 1.9 Dec’28 SOFR + 2.00% Term Loan B-8 1.5 Jun’31 SOFR + 1.75% Swaps* June 2020 1.1 Jun’25 Receive SOFR, Pay 0.87% December 2021 1.6 Dec’26 Receive SOFR, Pay 1.39% December 2022 1.3 Dec’24 Receive SOFR, Pay 4.36% • ~74% of debt is currently swapped to fixed rate • 2024 net interest expense guidance assumes no additional debt prepayment or incremental debt $267M ~$250M ~($12M) ~($9M) ~$4M 2023 Net Interest Expense 2023 / 2024 Prepayments Refinancings SOFR/ Other 2024F Net Interest Expense

© 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 25Confidential | Internal use only Debt structure (Q4 2021 to Q2 2024) 2022 2023 Q2 2024 (YTD) Net Interest Expense (M) $226.2 $267.5 $124.4 Avg. LIBOR/SOFR 1.69% 5.03% 5.33% 20232022 Q2 2024 SOFR + CSA + 2.25% Dec’ 2028 Q4 2021 TLB-6 $3,100M TLB-5 $2,238M TLA $1,093M RCF - $300M TLB-5 $600M TLB-7 $1,890M TLA $1,292M RCF - $600M -$600M -$75M SOFR + CSA + 1.75% Nov’ 2026 SOFR + CSA + 1.50% Dec’ 2024 SOFR + CSA + 1.50% Dec’ 2024 SOFR + 2.00% Dec’ 2028 SOFR + 1.75% Jun’ 2031 SOFR + 1.50% Jun’ 2029 SOFR + 1.50% Jun’ 2029 TLB5 Voluntary Prepayments Refinancing / Repricing Transaction $6,431M / 2.23%1 $5,282M / 4.88%1 1 Effective Weighted Average Cost of Debt (net of hedges); Note- Debt not accounted in the bridge - mandatory prepayments and small upsizes in debt to pay for fees and expenses related to refinancing transactions. Since announcing the Neustar acquisition we have paid down ~$1.6B in voluntary debt. Slide does not include $640M prepaid in Dec 2021. TLB6/7 Voluntary Prepayments TLB-8 $1,500M SOFR + CSA + 1.75% Nov’ 2026 -$250M -$80M

26@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EBITDA Margin

27@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Net Income and Adjusted Diluted EPS

28@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted Effective Tax Rate $ in millions 2024 2023 2024 2023 Income from continuing operations before income taxes $ 120.7 $ 76.6 $ 203.7 $ 152.2 Total adjustments before income tax items from Adjusted Net Income table above 137.4 141.2 291.6 270.8 Adjusted income from continuing operations before income taxes $ 258.1 $ 217.8 $ 495.3 $ 423.0 Reconciliation of Provision for income taxes to Adjusted Provision for Income Taxes Provision for income taxes (31.0) (19.3) (44.1) (37.9) Adjustment for income taxes: Tax effect of above adjustments (31.7) (32.6) (66.7) (62.2) Eliminate impact of excess tax (benefit) expense for stock-based compensation (0.1) 0.6 0.9 2.1 Other8 2.5 3.2 (4.0) 4.4 Total adjustments for income taxes $ (29.4) $ (28.8) $ (69.7) $ (55.7) Adjusted Provision for Income Taxes $ (60.4) $ (48.1) $ (113.8) $ (93.6) Effective tax rate 25.7% 25.2% 21.6% 24.9 % Adjusted Effective Tax Rate 23.4% 22.1% 23.0% 22.1 % Three Months Ended June 30, Six Months Ended June 30,

29@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Leverage Ratio

30@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes. 1. Consisted of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction. 2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments: 3. Represents expenses associated with our accelerated technology investment to migrate to the cloud. There are three components of the accelerated technology investment: (i) building foundational capabilities which includes establishing a modern, API-based and services- oriented software architecture, (ii) the migration of each application and customer data to the new enterprise platform, including the redundant software costs during the migration period, as well as the efforts to decommission the legacy system, and (iii) program enablement, which includes dedicated resources to support the planning and execution of the program. The amounts for each category of cost are as follows:

31@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Adjustment Footnotes 4. Operating model optimization consisted of the following adjustments: 5. Net other consisted of the following adjustments: 6. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue. 7. Total adjustments for income taxes represents the total of adjustments discussed to calculate the Adjusted Provision for Income Taxes 8. Other adjustments for income taxes include: 9. During the quarter ended September 30, 2023, we recorded a goodwill impairment of $414.0 million related to our United Kingdom reporting unit in our International segment.

32@ Copyright 2024 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Adjusted EBITDA and Adjusted EPS Guidance As a result of displaying amounts in millions, rounding differences may exist in the table. 1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release. 2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.